POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Alan B. Arends
                                         --------------------------------------
                                         Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Jack B. Evans
                                         --------------------------------------
                                         Jack B. Evans

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Joyce L. Hanes
                                         --------------------------------------
                                         Joyce L. Hanes

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Lee Liu
                                         --------------------------------------
                                         Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Katharine C. Lyall
                                         --------------------------------------
                                         Katharine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                             Singleton B. McAllister

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Singleton B. McAllister
                                         --------------------------------------
                                         Singleton B. McAllister

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 David A. Perdue

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ David A. Perdue
                                         --------------------------------------
                                         David A. Perdue

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Judith D. Pyle
                                         --------------------------------------
                                         Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Robert W. Schlutz
                                         --------------------------------------
                                         Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Wayne H. Stoppelmoor
                                         --------------------------------------
                                         Wayne H. Stoppelmoor

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F.J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $300,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 31st day of December, 2002.

                                         /s/ Anthony R. Weiler
                                         --------------------------------------
                                         Anthony R. Weiler